UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 11, 2014

Cameron International Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	1-13884 (Commission File Number)	76-0451843 (I.R.S. Employer Identification No.)

1333 West Loop South, Suite 1700, Houston, Texas	77027
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 513-3300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On April 11, 2014, Cameron International Corporation, a Delaware corporation (“Cameron”), and certain of our subsidiaries, Cameron Flow Control Technology GmbH, Cameron Petroleum (UK) Limited, Cameron (Singapore) Pte. Ltd., Cameron Canada Corporation, and Cameron Lux V SARL, entered into a $750 million credit facility (the “Credit Agreement”) which is attached as an exhibit hereto and incorporated herein by reference.  The banks and other financial institutions that are parties to the Credit Agreement are identified in the exhibit attached hereto.

The Credit Agreement has a term of three years, expiring on April 11, 2017, and will be used to finance working capital, capital expenditures and other general corporate purposes, including acquisitions and share repurchases, and to issue letters of credit pursuant to the terms of the Credit Agreement.

On October 15, 2010, Cameron and certain of our subsidiaries entered into a Continuing Agreement for Letters of Credit with Citibank, N.A., as letter of credit issuer, filed as Exhibit 10.42 on Form 10-K for the year ended December 31, 2010, (the “Letters of Credit Facility”.)

On April 11, 2014, Cameron entered into a Third Amendment to the Letters of Credit Facility, which is attached hereto and incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                   Exhibits:

The following are being furnished as exhibits to this report:

Exhibit Number	Exhibit Title or Description
Exhibit 10.1

Credit Agreement dated April 11, 2014, among Cameron International Corporation, Cameron Flow Control Technology GmbH, Cameron Petroleum (UK) Limited, Cameron (Singapore) Pte. Ltd., Cameron Canada Corporation, and Cameron Lux V SARL, Citibank, N.A. as Administrative Agent, Citigroup Global Markets Inc. as Lead Arranger, Citigroup Global Markets Inc. and JPMorgan Securities LLC as Joint Book Managers, and Barclays Bank plc and Bank of Tokyo-Mitsubishi UFJ, Ltd. as Co-syndication Agents and Co-documentation Agents.

Exhibit 10.2

Third Amendment to the Amended and Restated Continuing Agreement for Letters of Credit dated April 11, 2014, among Cameron International Corporation, certain subsidiaries of Cameron and Citibank, N.A., as letter of credit issuer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMERON INTERNATIONAL CORPORATION

By:	/s/ Grace B. Holmes
Grace B. Holmes
Vice President, Corporate Secretary and Chief Governance Officer

Date:                  April 16, 2014